                                                                   Exhibit 10.38

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                     LOAN AND SECURITY AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment") is made and entered into this 9th day of September, 2003, by and among TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation (individually and, in its capacity as the representative of the other Borrowers pursuant to Section 3.4 of the Loan Agreement (as hereinafter defined), "Tropical"), TROPICAL SPORTSWEAR COMPANY, INC., a Delaware corporation ("TSCI"), SAVANE INTERNATIONAL CORP., a Texas corporation ("Savane"), APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"), TSI BRANDS, INC., a Delaware corporation ("TSI"), TSIL, INC., a Delaware corporation ("TSIL"), DUCK HEAD APPAREL COMPANY, LLC, a Georgia limited liability company ("Duck Head"), and DELTA MERCHANDISING, INC., a South Carolina corporation ("Delta"; Tropical, TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta are collectively referred to hereinafter as "Borrowers" and individually as a "Borrower"); the various financial institutions party from time to time to the Loan Agreement (as hereinafter defined) ("Lenders"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), in its capacity as collateral and administrative agent for Lenders ("Agent").

                                    RECITALS:

         Agent, Lenders and Borrowers are parties to a certain Amended and Restated Loan and Security Agreement dated June 6, 2003 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to or for the benefit of Borrowers.

         An Event of Default has occurred and is continuing under the Loan Agreement by reason of the existence of one or more defaults under the Bank of America Loan Documents (such Event of Default, the "Designated Default"). Borrowers have informed Agent and Lenders that, at Borrowers' request, Fleet has agreed to purchase from Bank of America, and Bank of America has agreed to assign to Fleet, all of Bank of America's right, title and interest in and to the Bank of America Loan Documents (the "Loan Documents Assignment"). Contemporaneously with the Loan Documents Assignment, Fleet and Tropical will amend and restate certain of the Bank of America Loan Documents in their entireties and Fleet will waive the default or defaults existing thereunder.

         In consideration of the foregoing and as an inducement to Fleet to consummate the Loan Documents Assignment, Borrowers have requested that Agent and Lenders amend the Loan Agreement as hereinafter set forth and waive the Designated Default, and Agent and Lenders have agreed so to amend the Loan Agreement and to waive the Designated Default, all upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By adding the following new Section 9.1.13:

                           Section 9.1.13. Additional Security. Borrower shall,
                  upon the request of all Lenders at any time and from time to time during the continuation of an Event of Default, (a) execute and deliver promptly to Agent any and all documents and instruments necessary, in Agent's sole discretion, to increase the principal amount secured by the Tropical Mortgage up to an aggregate amount not to exceed $26,500,000, in each case in appropriate form for recording in the applicable jurisdiction, (b) pay timely all documentary stamp, non-recurring intangibles and other taxes, fees and charges which may be payable in connection with the execution, delivery or recordation of any of the documents and instruments delivered pursuant to clause (a) above, and (c) furnish promptly to Agent the results of a recent title examination of the records in which the Tropical Mortgage is recorded, which report shall reflect no Liens other than Permitted Liens.

                  (b) By amending Section 9.2.3 of the Loan Agreement by redesignating clauses (x) and (xi) thereof as clauses (xi) and (xii) and inserting the following new clause (x):

                                    (x)      the Term Loan Obligations;

         (c)      By amending Section 9.2.5 of the Loan Agreement by:

                   (i) deleting clause (viii) thereof and by substituting the following new clause (viii) in lieu thereof:

                           (viii) easements, rights-of-way, restrictions,
                  covenants or other agreements of record and other similar charges or encumbrances on real Property of such Borrower or any of its Subsidiaries that either (A) are in existence on the Amendment No. 1 Effective Date and disclosed in the final mortgagee title insurance policy delivered by Tropical to Fleet pursuant to the terms of the Term Loan Agreement and accepted by Fleet or (B) do not secure any monetary obligation and do not interfere with the ordinary conduct of the business of such Borrower or such Subsidiary;

                  (ii) redesignating clauses (xi) and (xii) thereof as clauses
         (xii) and (xiii) and inserting the following new clause (xi):

                           (xi) Liens in favor of Fleet securing the Term Loan
                  Obligations;

                  provided that any such Liens that encumber or purport to encumber Collateral, other than the Tropical Real Properties, shall be subordinated to the Agent's Liens thereupon on terms and conditions satisfactory to Agent and Lenders;

         (d) By deleting Section 11.1.18 in its entirety and substituting the following new Section 11.1.18 in lieu thereof:

                  11.1.18 Term Loan Documents. A default or event of default shall occur under, or Tropical shall default in the performance or observance of any term, covenant, condition or agreement contained in any of the Term Loan Documents and such default shall continue beyond any applicable grace period.

         (e) By deleting the first sentence of Section 12.2.1 in its entirety and by substituting the following new sentence in lieu thereof:

                  Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations, or (ii) constituting Equipment sold or disposed of in accordance with the terms of this Agreement if Borrowers certify to Agent that the disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry).

         (f) By amending Section 12.9.1 by redesignating clauses (iv)(h) and
(iv)(i) thereof as clauses (iv)(i) and (iv)(j) and inserting the following new clause (iv)(h):

                  (iv)(h) amend any provision of the Subordination Agreement or the definition of "Term Loan Obligations",

         (g) By deleting the table appearing in the definition of "Applicable Margin" from Appendix A to the Loan Agreement and by substituting the following new table in lieu thereof:

DRAFT, 01/12/04

Average Availability for the
immediately preceding Fiscal              Revolver Loans
              Quarter                     Outstanding as:
--------------------------------------------------------------------------
                                          Base Rate Loan        LIBOR Loan
--------------------------------------------------------------------------
Greater than $30,000,000                       1.25%               2.75%
--------------------------------------------------------------------------
Equal to or less than $30,000,000, but         1.50%               3.00%
greater than or equal to $20,000,000
--------------------------------------------------------------------------
Less than $20,000,000                          1.75%               3.25%
--------------------------------------------------------------------------

         (h) By deleting the definition of "Default Rate" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

                  Default Rate - on any date, a rate per annum that is equal to
         (i) in the case of each Loan outstanding on such date, 2% in excess of the rate otherwise applicable to such Loan on such date, and (ii) in the case of any of the other Obligations outstanding on such date, 2% plus the highest Applicable Margin for Base Rate Loans in effect on such date.

             (i) By deleting the definition of "Dilution Reserve" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

                  Dilution Reserve - a reserve equal to the product of the Dilution Reserve Percentage multiplied by the face value of all Eligible Accounts.

         (j) By deleting the definition of "Dilution Reserve Period" from Appendix A to the Loan Agreement;

    (k) By deleting the definition of "Inverse Inventory Percentage" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

                  Inverse Inventory Percentage - 100% minus the product of (i) 85%, multiplied by (ii) the Net Orderly Liquidation Value Percentage.

         (l) By deleting the definition of "Projections" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

                  Projections - Borrowers' and their Subsidiaries' forecasted Consolidated balance sheets, profit and loss statements and cash flow statements, all prepared on a consistent basis with Borrowers' and their Subsidiaries' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  (m) By deleting the definition of "Senior Subordinated Note Repurchase Conditions" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

                  Senior Subordinated Note Repurchase Conditions - each of the following conditions, the satisfaction of each of which is a condition to any repurchase of any of the Senior Subordinated Notes by Borrowers:
         (i) Borrowers shall have provided Agent with not less than 5 Business Day's prior written notice of its intent to place an order to repurchase any of the Senior Subordinated Notes, which notice shall provide the aggregate amount of such order, the purchase price limit (expressed as a percentage of the face value of such notes) for such order and a representation that the conditions set forth in clauses
         (ii) through (vi) below will be satisfied; (ii) no Default or Event of Default shall exist at the time of or after giving effect to any such order; (iii) the repurchase is conducted pursuant to an open market transaction; (iv) upon consummation of the repurchase the Senior Subordinated Notes repurchased are cancelled by Borrowers and no longer constitute outstanding Debt of Borrowers under the Senior Subordinated Indenture or otherwise; (v) after giving effect to such repurchase, Availability shall not be less than $20,000,000; and (vi) the Consolidated Fixed Charge Coverage Ratio, measured for the most recently ended period of twelve consecutive months, shall be at least
         1.25 to 1.

         (n) By adding the following new definitions to Appendix A to Loan Agreement, in proper alphabetical sequence:

                  Amendment No. 1 - Amendment No. 1 to the Agreement dated September 9, 2003, by and among Borrowers, Lenders and Agent.

                  Amendment No. 1 Effective Date - the date on which Amendment No. 1 shall have become effective in accordance with its terms.

                  Mortgage - each mortgage, deed of trust or deed to secure debt executed by a Borrower in favor of Agent and by which such Borrower shall grant and convey to Agent Liens upon real Property of such Borrower, as security for the payment of the Obligations.

                  Subordination Agreement - the Lien Subordination Agreement dated September 9, 2003, between Agent and Fleet, and acknowledged by Borrowers and Lenders, as the same may be amended, restated, supplemented or modified from time to time with the consent of all Lenders.

                  Term Loan Agreement - the Amended and Restated Loan and Security Agreement dated as of September 9, 2003, between Fleet and Tropical, as the same may be amended, restated, supplemented or modified from time to time.

                  Term Loan Documents - the Term Loan Agreement and any and all other agreements, documents or instruments now or at any time evidencing, securing, guaranteeing or otherwise executed and delivered in connection with the Term

                  Loan Agreement, as the same may be amended, restated, supplemented or modified from time to time.

                           Term Loan Obligations - Debt of Borrowers (or any of
                  them) at any time outstanding under the Term Loan Documents in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

                           Tropical Mortgage - the mortgage executed by Tropical
                  in favor of Agent on or about the Amendment No. 1 Effective Date and by which Tropical has granted and conveyed to Agent Liens upon the Tropical Real Properties, as security for the payment of the Obligations.

                           Tropical Real Properties - the real Property of
                  Tropical located at (i) 4924 West Waters Avenue, Tampa, Florida, (ii) 4902 West Waters Avenue, Tampa, Florida and
                  (iii) 5202 West Waters Avenue, Tampa, Florida.

         3. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents, in each case as amended hereby.

         4. ACKNOWLEDGMENTS AND STIPULATIONS; ETC. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by such Borrower in favor of Agent are duly perfected, and, except with respect to the Tropical Real Properties, first priority Liens; and the unpaid principal amount of the Revolver Loans on and as of September 9, 2003, totaled $24,783,766.51 and the unpaid amount of the LC Obligations on and as of September 9, 2003, totaled $8,977,694.18. TSCI acknowledges and consents to Tropical's execution and delivery of this Amendment and the Term Loan Documents (as such term is defined in the Loan Agreement, as amended by this Amendment) and of the other documents, instruments or agreements Tropical has or will execute and deliver pursuant thereto, affirms that nothing contained therein shall modify in any respect whatsoever TSCI's obligations under that certain Subordination Agreement among TSCI, Tropical and Agent dated June 10, 1998, and reaffirms that said Subordination Agreement shall remain in full force and effect.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than the Designated Default; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         6. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         7. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         8. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (in the case of each document described below, in form and substance satisfactory to Agent and Lenders and, at Agent's request, in sufficient copies for each Lender), unless satisfaction thereof is specifically waived in writing by Agent (terms defined in the Loan Agreement, as amended by this Amendment, being used in this Section 8 as so defined):

                  (a) Agent shall have received this Amendment, duly executed and delivered by Borrowers and Lenders;

                  (b) Agent shall have received (i) a certificate of a Senior Officer that each of the conditions precedent to the effectiveness of the Term Loan Documents (which shall include a waiver by Fleet of all defaults or events of default then existing thereunder) shall have been satisfied or waived by Fleet, (ii) true and correct executed or conformed copies of the Term Loan Documents, certified as such by a Senior Officer, which shall be in the same form as the final drafts thereof delivered to and approved by Agent and Lenders prior to the Amendment No. 1 Effective Date, and (iii) executed copies of all opinion letters delivered in connection with the Term Loan Documents and the transactions contemplated thereby, addressed to Agent and Lenders or accompanied by a written authorization from the firm delivering each such opinion letter stating that Agent and Lenders may rely upon such opinion letter as though it were addressed to them;

                  (c) Agent shall have received a certificate of the Secretary or Assistant Secretary of each Borrower, having attached thereto the Organization Documents of such Obligor (or, if applicable, containing the certification of such Secretary or Assistant Secretary that no amendment or modification of such Organization Documents has become effective since the date on which such documents were last delivered to Agent and Lenders), that all corporate or company action, including shareholders' or members' approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and the other agreement, instruments and documents contemplated hereby and containing the names and specimen signatures of each of the officers of such Borrower who is authorized to and will execute and deliver this Amendment and the other agreements, instruments and documents contemplated hereby or, if applicable, to the further effect that the incumbency certificate most recently delivered to Agent and Lenders remains in effect, unchanged;

                  (d) Agent shall have received the Subordination Agreement, duly executed and delivered by Agent, Fleet, Borrowers and Lenders;

                  (e) Agent shall have received a Mortgage creating or purporting to create a Lien on the Tropical Real Properties, duly executed and delivered by Tropical and in appropriate form for recording in the applicable jurisdiction, and Agent shall have received evidence satisfactory to it that (i) Borrowers have paid, or made adequate provision for the payment on the Amendment No. 1 Effective Date of, all fees and taxes, if any, payable in connection with the recordation of such Mortgage and (ii) such Mortgage, when recorded in the applicable jurisdiction, will create a valid second Lien on the Tropical Real Properties;

                  (f) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Documents or the consummation of the transactions contemplated thereby;

                  (g) No Event of Default shall exist other than the Designated Default;

                  (i) Borrowers shall have paid, or made provision for the payment on the date hereof of, all fees and expenses set forth in
         Section 11 hereof;

                  (j) Agent shall have received such other documents and instruments as any Lender through Agent may reasonably request; and

                  (k) All conditions precedent set forth in this Section 10 are satisfied on or before September 15, 2003.

         9. AMENDMENT FEE; EXPENSES OF AGENT. In consideration of Agent's and Lenders' willingness to enter into this Amendment and modify the terms of the Loan Agreement as set forth herein, Borrowers jointly and severally agree to pay to Agent, for the Pro Rata benefit of the Lenders, an amendment fee in the amount of $50,000 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         10. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 10 hereof, Agent and Lenders hereby waive the Designated Default as in existence on the date hereof.

         11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         17. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE
ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

         18. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                  [SIGNATURES WILL COMMENCE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                                     BORROWERS:

ATTEST:                                 TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Secretary                ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President, Chief Financial Officer
                                            and Treasurer

ATTEST:                                 TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Assistant Secretary      ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President and Chief Financial
                                            Officer

ATTEST:                                 SAVANE INTERNATIONAL CORP.

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Secretary                ROBIN J. COHAN, Executive  Vice
[CORPORATE SEAL]                            President, Chief Financial Officer
                                            and Treasurer

ATTEST:                                 APPAREL NETWORK CORPORATION

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Secretary                ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President, Chief Financial Officer
                                            and Treasurer

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

ATTEST:                                 TSI BRANDS, INC.

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Assistant Secretary      ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President

ATTEST:                                 TSIL, INC.

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Assistant Secretary      ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President

ATTEST:                                 DUCK HEAD APPAREL COMPANY, LLC

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Secretary                ROBIN J. COHAN, Executive Vice
[COMPANY SEAL]                              President, Chief Financial Officer
                                            and Treasurer

ATTEST:                                 DELTA MERCHANDISING, INC.

/s/ Karen S. Castillo                   By: /s/ Robin J. Cohan
--------------------------------------      ------------------------------------
KAREN S. CASTILLO, Secretary                ROBIN J. COHAN, Executive Vice
[CORPORATE SEAL]                            President, Chief Financial Officer
                                            and Treasurer

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                                       LENDERS:

                                        FLEET CAPITAL CORPORATION,

                                        By: /s/ Elizabeth  Waller
                                            ------------------------------------
                                         Name: Elizabeth Waller
                                         Title: Senior Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By: /s/John Trainor
                                            ------------------------------------
                                         Name: John Trainor
                                         Title: Director

                                        BANK OF AMERICA, N.A.

                                        By: /s/ John L. Anderson
                                            ------------------------------------
                                         Name: John L. Anderson
                                         Title: Vice President

                                        AGENT:

                                        FLEET CAPITAL CORPORATION,

                                        By: /s/ Elizabeth  Waller
                                            ------------------------------------
                                         Name: Elizabeth Waller
                                         Title: Senior Vice President